UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2025 (August 25, 2025)

FTAI INFRASTRUCTURE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41370	87-4407005
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1345 Avenue of the Americas, 45th Floor
New York, New York 10105
(Address of principal executive offices and zip code)
(212) 798-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note
This Current Report on form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by FTAI Infrastructure Inc. (the “Company”) with the Securities and Exchange Commission on August 25, 2025 (the “Original Report”). In the Original Report, the Company disclosed, among other things, on August 25, 2025 (the “Closing Date”), FIP RR Holdings LLC (“RR Holdings”), a subsidiary of the Company, closed the previously announced transactions contemplated by the stock purchase agreement, dated as of August 6, 2025 (the “Agreement”), between RR Holdings (as successor-in-interest to Percy Acquisition LLC (“Percy”)) and WLE Management Partners, L.P. (“Seller”), pursuant to which RR Holdings purchased all of the issued and outstanding capital stock of The Wheeling Corporation (“Wheeling”) from Seller (the “Acquisition”). Prior to the closing of the Acquisition, Percy assigned its rights and obligations under the Agreement to RR Holdings, a wholly-owned subsidiary of Percy. The aggregate cash consideration paid in exchange for all of the issued and outstanding capital stock of Wheeling at closing was approximately $1.05 billion, subject to customary adjustments. In addition, on the Closing Date, RR Holdings entered into a voting trust agreement (the “Voting Trust Agreement”) with John Giles (the “Voting Trust Trustee”). All of the capital stock of Wheeling was transferred into a voting trust (the “Voting Trust”) governed by the Voting Trust Agreement pursuant to the rules established by the U.S. Surface Transportation Board (the “STB”). The capital stock of Wheeling held in the Voting Trust will be released to RR Holdings upon approval of the Acquisition by the STB. On the Closing Date, in connection with the Acquisition, the Company entered into a credit agreement (the “Bridge Loan Credit Agreement”) with Barclays Bank PLC, as administrative agent and the lenders party thereto. The Bridge Loan Credit Agreement provides for a 364-day, $1.25 billion secured bridge loan facility (the “Bridge Loan”). The Bridge Loan will mature on August 24, 2026. On the Closing Date, in connection with the Acquisition, RR Holdings issued (i) 1,000,000 newly-created Series A Preferred Units (the “Series A Preferred Units”) and (ii) warrants (the “Warrants”) representing the right to purchase, on the terms and subject to the conditions set forth in the Warrants, 172,500 common units of RR Holdings at an exercise price of $857.748 per unit, for an aggregate purchase price of $1,000,000,000. This Amendment is being filed to provide the historical consolidated financial information of Wheeling and the unaudited pro forma combined financial information of the Company required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Report. The unaudited pro forma combined financial information of the Company also shows the pro forma effects of the Company's acquisition of the remaining limited liability company interests of Long Ridge Energy & Power LLC on February 26, 2025 and related financing transactions. Such information should be read in conjunction with the Original Report. Except as set forth herein, this Amendment does not amend, modify or update the disclosure contained in the Original Report.
Item 7.01 Regulation FD Disclosure.
In addition to the historical consolidated financial information of Wheeling and the unaudited pro forma combined financial information filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Amendment, the Company has prepared, and has furnished as Exhibit 99.3 to this Amendment, certain supplemental non-GAAP financial information.
The information in Item 7.01 of this Amendment and Exhibit 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(a)Financial Statements of Business Acquired.
The historical audited consolidated financial statements of The Wheeling Corporation and Subsidiaries for the years ended June 30, 2025 and 2024 are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference. The consent of Bowers & Company, The Wheeling Corporation and Subsidiaries’s independent auditors, is attached as Exhibit 23.1 to this Amendment.
(b)Pro Forma Financial Information.
The unaudited pro forma consolidated financial information, including the unaudited pro forma combined balance sheet as of June 30, 2025 and the unaudited pro forma combined statement of operations for the six months ended June 30, 2025 and for the year ended December 31, 2024, and related notes showing the pro forma effects of the Company's acquisition of The Wheeling Corporation and Subsidiaries and related financing transactions and the Company's acquisition of the remaining limited liability company interests of Long Ridge Energy & Power LLC on February 26, 2025 and related financing transactions (collectively, the “Transactions”) are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference. This unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the Company’s financial position or results of operations would have been if the Transactions been consummated on the dates indicated, nor are they necessarily indicative of what the financial position or results of operations of the Company will be in future periods.
(d)    Exhibits.

Exhibit Number	Description
23.1	Consent of Bowers & Company.
99.1	Audited consolidated financial statements of The Wheeling Corporation and Subsidiaries and the related notes thereto for the years ended June 30, 2025 and 2024.
99.2
Unaudited pro forma combined financial information of the Company, which includes the unaudited pro forma combined balance sheet as of June 30, 2025 and the unaudited pro forma combined statement of operations for the six months ended June 30, 2025 and for the year ended December 31, 2024.

99.3	Unaudited supplemental non-GAAP financial information.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: October 24, 2025

FTAI INFRASTRUCTURE INC.
/s/ Kenneth J. Nicholson
Kenneth J. Nicholson
Chief Executive Officer and President